EXHIBIT 99.2

                             MANAGEMENT AGREEMENT

            This MANAGEMENT AGREEMENT ("Agreement") is entered into as of March 30, 1998, by and between Castle Dental Centers of California, L.L.C., a Delaware limited liability company (the "Company"), and Castle West Holdings, LLC, a California limited liability company ("Manager").

            WHEREAS, on January 30, 1998, Castle Dental Centers, Inc., a Delaware corporation ("Castle"), the Company, CDC of California, Inc., a Delaware corporation ("CDC"), Dental Consulting Services, LLC, a California limited liability company ("DCS"), Manager and each of the other parties listed on Schedule A thereto entered in that certain Master Contribution and Combination Agreement (as amended February 27, 1998 and March 16, 1998, the "Combination Agreement");

            WHEREAS, Section 6.1 of the Combination Agreement requires the Company and Manager to enter into a management agreement pursuant to which Manager shall provide day-to-day management of the business and operations of the Company;

            WHEREAS, the Company desires that Manager provide day-to-day management services to the Company upon the terms set forth herein; and

            WHEREAS, Manager desires to provide day-to-day management services the Company upon the terms set forth herein;

            NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements contained herein, the parties hereto agree as follows:

      1. DUTIES. Subject at all times to the control and direction of the Company, Manager shall serve as the day-to-day manager of the Company pursuant to the terms of this Agreement. Unless the Company's Limited Liability Company Agreement (the "Limited Liability Company Agreement") provides otherwise, control and direction shall be implemented through the Board of Directors of the Company (the "Board"). In its capacity as manager, Manager shall do and perform for the Company in the Territory (as defined in the Combination Agreement) services that are substantially similar to the services previously performed by the managers and members of DCS for DCS in connection with the management of DCS' business as it was conducted prior to its transfer to the Company pursuant to the Combination Agreement, such services as modified from time to time by the Company or business necessities. Manager's determination of what services are necessary or required for the operation or conduct of the business of the Company shall at all times be subject to the review of the Company. Manager shall periodically report to the Board, as requested by the Board, with respect to the performance of its obligations under this Agreement.

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      2.    TERM AND TERMINATION.

            (a) The Agreement shall commence on the Closing Date (as defined in the Combination Agreement), shall initially be for a term of two (2) years and shall be renewed automatically for successive terms of one (1) year each, unless at least one hundred eighty (180) days before the expiration of the initial term or any renewal term, as applicable, either party gives written notice to the other of its intention not to renew the Agreement.

            (b) The Company may terminate this Agreement, prior to the expiration of its term, if Manager fails to perform its material obligations under this Agreement after being provided written notice of the failure and given a reasonable opportunity to cure such failure. Manager may terminate this Agreement, prior to the expiration of its term, if the Company fails to perform its material obligations under this Agreement after being provided written notice of the failure and given a reasonable opportunity to cure such failure.

            (c) Either party may terminate this Agreement prior to the expiration of its term (i) within ten days of consummation of the C Merger, pursuant to CDC's exercise of CDC's Call Option (as defined in the Combination Agreement), or (ii) within ten days of the consummation of the C Merger, pursuant to one or more Corporate C Member's Merger Option (as defined in the Combination Agreement), that results in there being no Corporate C Members in existence.

      3. COMPENSATION. As compensation for its time and efforts, the Company shall pay Manager as follows:

            (a) The Company shall pay Manager $160,000 per year, along with an additional $100,000 per year that may be utilized in connection with the payment of consultants of Manager, in cash ( collectively the "Base Compensation"). The Base Compensation shall be payable in monthly installments due on the fifteenth day of each month. The Base Compensation shall be reviewed on an annual basis and increased, as determined by the Board in the exercise of its reasonable discretion, in accordance with the policies of Castle as if the agents of Manager performing services for the Company were employees of Castle holding similar senior management positions.

            (b) The Company shall pay Manager a management fee equal to five percent (5%) of the gross revenue derived from the management of "CDC Approved Expansions." For purposes of this Agreement, a "CDC Approved Expansion" shall mean any and all expansions, acquisitions or other opportunities that are approved by the Board if none of the Class C Interest Directors affirmatively voted to approve such expansion, acquisition or other opportunity.

            (c) The Company shall pay the Manager the Incentive Payment described in Section 6.3 of the Combination Agreement, in accordance with the terms set forth in the Combination Agreement

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      4. BENEFITS. The Company shall either provide, or reimburse Manager for the cost of providing, to Manager's employees and direct and indirect owners, including without limitation, the individuals who are ultimately the owners of the members of the Manager, and Michael Moors, a consultant to Brownstone Holdings (which is a consultant to Dental Advisory Group, LLC, a Delaware limited liability company, which is a consultant to Manager), employee benefits, programs and plans substantially the same, in the aggregate, as that provided by Castle to its senior management executives, from time to time in effect, including, without limitation, health, life, disability and dental insurance, qualified and non-qualified retirement plan benefits, stock options granted pursuant to the Castle Dental Centers, Inc. Omnibus Stock and Incentive Plan dated January, 1996, or successors thereto, subject to a determination of eligibility in accordance with the respective terms of such plans (it being understood that one eligibility requirement is that the person will also have to be an employee of the Company), and business and entertainment allowances approved by the Board.

      5. EXPENSES. Manager shall submit a cost and expense budget as soon as practicable after the signing of this Agreement, and thereafter upon the request of the Board. If a budget is approved by the Board, costs and expenses incurred by Manager in the performance of its duties or obligations under this Agreement shall be paid for or promptly reimbursed by the Company in accordance with the budget and upon submission of receipts in accordance with the Company's policies. In the absence of a budget for any particular period, Manager shall not be in breach of this Agreement if the carrying out of its obligations under this Agreement requires it to expend its own funds and it decides, in its sole and absolute discretion, not to expend such funds. Should the Manager nonetheless decide to expend its funds without an approved budget in place, the Manager shall be reimbursed for costs and expenses incurred in the performance of its duties or obligations under this Agreement in accordance with the Company's past practices.

      6. LIMITATION ON AUTHORITY. Without the express written consent of the Company, Manager shall not have any authority to enter into, execute or deliver any contract, agreement or other instrument in the name or on behalf of the Company, and nothing herein contained shall authorize or empower or require Manager to assume or create any obligation, liability or responsibility whatsoever, express or implied, on behalf of or in the name of the Company, or to bind the Company in any manner. The officers, directors or members of the Manager may serve, if appointed by the Board, as officers of the Company, and as such shall act in accordance with policies established by the Board.

      7. RELATIONSHIP BETWEEN PARTIES. Manager has been retained by the Company only for the purposes and to the extent set forth in this Agreement, and its relationship to the Company shall be that of an independent contractor.

      8. TAXES. No party to this Agreement shall be obligated to pay any income tax, excise tax, unemployment insurance tax or any other similar tax or charge, including, without limitation, workers' compensation, that may be payable by or chargeable to any other party hereto under any present or future laws of the State of California, the United States or any other governmental agency or authority. Each party shall withhold all such taxes with respect to its

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employees (and other agents to the extent it is required by law) and shall indemnify and hold harmless the other party from any claim resulting from the non-payment thereof.

      9. RESOLUTION OF DISPUTES. All disputes among the parties arising out of or related to this Agreement or breach thereof shall be resolved by binding arbitration before a qualified, impartial arbitrator, selected in accordance with this Section, in Los Angeles County, California. Within twenty (20) days of receiving written demand for arbitration, the parties involved in the dispute shall attempt to reach agreement upon the selection of a qualified impartial arbitrator with at least five years of experience in arbitrating commercial contract disputes. If the parties cannot agree upon an arbitrator within twenty
(20) days from the date written demand for arbitration is given, the party demanding arbitration may commence an action for the limited purpose of obtaining appointment of a qualified, impartial arbitrator by the presiding judge of the Superior Court of the State of California for the County of Los Angeles. Any arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, although the arbitration need not be conducted under the auspices of the Association. The arbitrator shall have the discretion to order a prehearing exchange of information by the parties, including without limitation, production of requested documents, exchange of summaries of testimony of proposed witnesses, and examination by deposition. The arbitration shall commence within sixty (60) days of the appointment of the arbitrator, unless the arbitrator extends the commencement date upon motion and a finding that a party's case could be materially adversely affected without an extension of time. The arbitrator shall render its decision within thirty (30) days after the conclusion of the arbitration hearing, and the decision shall be final and binding. Either party may appeal the decision; provided however, that the decision of the arbitrator may be reversed only if the award contains material errors of applicable law or if the award is arbitrary or capricious. The arbitration decision shall be in writing and shall specify the factual and legal bases for the award. The arbitrator shall have the authority to award any remedy or relief that a California court could order or grant, including without limitation, interim relief, specific performance and injunctive relief. However, the arbitrator shall have no authority to award punitive damages.

      10.   DAMAGES.

            (a) If this Agreement is terminated pursuant to Section 2(b) prior to it being terminated pursuant to Section 2(c), the non-breaching party may seek damages. If Manager's termination of this Agreement occurs as a result of the Company's breach, as provided in Section 2(b), the parties agree that damages shall consist of an amount equal to all compensation that would have been due to Manager under this Agreement for the remainder of the term (which shall include the remainder of any renewal term if the term has been renewed in accordance with Section 2(a)), including without limitation the Base Compensation and the Incentive Payment, and the Corporate B Members' Merger Option (as defined in the Combination Agreement) and the Corporate C Members' Merger Option (as defined in the Combination Agreement) shall become exercisable in accordance with the terms of the Combination Agreement. If the Company's termination of this Agreement occurs as a result of Manager's breach, as provided in Section 2(b), the parties agree that damages shall consist of an amount equal to the Base Compensation that would have been paid to Manager under this Agreement for the remainder of the term (which

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shall include the remainder of any renewal term if the term has been renewed in accordance with Section 2(a)), and CDC's Option to cause a B Merger (as described in the Combination Agreement) and CDC's Call Option (as defined in the Combination Agreement) shall become exercisable in accordance with the terms of the Combination Agreement.

            (b) If this Agreement is terminated pursuant to Section 2(c) prior to it being terminated pursuant to Section 2(b), any compensation due Manager, including without limitation the Incentive Payment, shall be calculated based on the entire year and then prorated based on the number of days in the year prior to termination. Any amounts due shall be payable at such times as they would otherwise have been paid in accordance with this Agreement or the Combination Agreement.

      11. ATTORNEYS' FEES. Should any party hereto institute any action or proceeding in arbitration to enforce any provision hereof, including any action for declaratory relief or for damages by reason of an alleged breach of any provision of this Agreement, or otherwise in connection with this Agreement, or any provision hereof, the prevailing party shall be entitled to recover from the losing party or parties all attorneys' fees and costs for services rendered to the prevailing party in such action or proceeding.

      12. NOTICE. Unless applicable law requires a different method of giving notice, any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing. Assuming that the contents of a notice meet the requirements of the specific section of this Agreement which mandates the giving of that notice, a notice shall be validly given or made to another party if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, or if transmitted by telecopy or other electronic written transmission device or if sent by overnight courier service, and if addressed to the applicable party as set forth in the Combination Agreement. If such notice, demand or other communication is served personally, service shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication is given by mail, service shall be conclusively deemed made seventy-two (72) hours after the deposit thereof in the United States mail. If such notice, demand or other communication is given by recognized overnight courier, telecopy or other electronic written transmission, service shall be conclusively be deemed made at the time of confirmation of delivery. Either party may change its or his address by giving written notice in the aforesaid manner to the other party.

      13. INDEMNITY. During the term hereof, the Company shall indemnify and hold Manager, Jeffrey D. Schechter, D.D.S., S. Alexander Soleimani, D.M.D., Martin Schechter, D.D.S., Elliot P. Schlang, D.D.S. and other senior management officers or members of Manager (an "Indemnitee"), harmless to the fullest extent that an officer or director of a Delaware corporation MAY be indemnified under
Section 145 of the Delaware General Corporation Law, assuming the Company were a Delaware corporation and the Indemnitee were an officer or director of such corporation. If the determination made by the Board utilizing the principles of
Section 145(d) does not provide for indemnification, the requesting Indemnitee shall have the right to have the matter reviewed by independent legal counsel agreed to by the Company and the requesting Indemnitee (or appointed by the presiding judge of the Superior Court for the County

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of Los Angeles if the parties cannot agree within ten days of the request), and such counsel's written opinion shall be binding on the Indemnitee and the Company. Without limiting the foregoing, expenses described in Section 145(e), shall in all events be paid or advanced upon receipt of the undertaking described therein.

      14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and shall not be assignable by either party without the written consent of the other party hereto.

      15. APPLICABLE LAW. This Agreement shall, in all respects, be governed by the laws of the State of California, without regard to conflicts of law principles.

      16. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      17. CAPTIONS AND DEFINED TERMS. The captions appearing at the commencement of the sections hereof are descriptive only and for convenience in reference. Any terms not herein defined shall have the meanings set forth in the Combination Agreement.

      18. INTERPRETATION. The parties hereto acknowledge that each party and their respective counsel have reviewed and revised this Agreement and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply to the interpretation of this Agreement or any amendments, exhibits or schedules hereto.

      19. FURTHER ASSURANCES. Each party agrees that at any time and from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary to comply with the terms of this Agreement.

      20. ENTIRE AGREEMENT. This Agreement, together with the Combination Agreement and the Limited Liability Company Agreement, supersede any and all other agreements, oral or written, between the parties hereto with respect to the subject matter hereof, and contains the entire agreement among such parties with respect to the transactions contemplated hereunder.

      21. AMENDMENTS. This Agreement shall not be modified or amended except by an instrument in writing signed by both of the parties hereto.

      22. WAIVER. The waiver by any party hereto of a breach of any of the provisions of this Agreement by another party must be in writing executed by the waiving party and shall not operate or be construed as a waiver of any subsequent breach thereof or as a waiver of any other provision hereof.

      23. SEVERABILITY. If any provision of this Agreement or the application of any such provision shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalid, illegal or unenforceable provision shall not affect any other provision

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hereof or any subsequent application of such provision held invalid, illegal or unenforceable. In lieu of such invalid, illegal or unenforceable provision, the parties hereto intend that there shall be added as part of this Agreement a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable.

      24. OFFICERS. The Company shall elect, appoint or otherwise hire at least one of the following persons as the president or other executive officer of the Company with the power and authority to enter into contracts and bind the Company in connection with obligations and liabilities arising in connection with the management of the Company ("Manager Executive Officer"): Jeffrey D. Schechter, D.D.S., S. Alexander Soleimani, D.M.D., Martin Schechter, D.D.S., or Elliot P. Schlang, D.D.S., provided that at least one of the aforementioned persons agrees to be employed as a Manager Executive Officer upon terms satisfactory to the person and the Company (it being understood that such person will not be compensated under such employment arrangement because he is being compensated indirectly through this Agreement). Provided that at least one of the aforementioned persons agrees to be employed as a Manager Executive Officer, it shall be a failure of the Company to perform its material obligations under this Agreement if none of such persons is employed by the Company as a Manager Executive Officer at any time during the term of this Agreement; provided however, that should there be only one such person acting as a Manager Executive Officer and he voluntarily terminates his employment with the Company, the Company shall not be in breach of this Agreement if it appoints another of such persons as a Manager Executive Officer, upon terms satisfactory to the person and the Company (it being understood that such person will not be compensated under such employment arrangement because he is being compensated indirectly through this Agreement), within seven (7) days of the voluntary termination. Notwithstanding Section 2(b), no notice or cure period shall be afforded the Company with respect to the breach described in the preceding sentence.
      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

                  CASTLE DENTAL CENTERS OF CALIFORNIA, L.L.C.,
                      a Delaware limited liability company


                   By: _______________________________________
                   Name:
                   Title:

                   CASTLE WEST HOLDINGS, LLC,
                   a California limited liability company



                   By: __________________________________
                   Name:
                   Title:

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